Settlement Agreement

     This Settlement Agreement (the "Agreement") is made and entered into by and between Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively), and Strategica Services Corporation, its affiliates and any successors-in-interest, a Florida corporation ("Strategica") (Colmena and Strategica being collec tively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party"). Preamble:

     WHEREAS, the Parties have engaged in a series of business agreements involving Colmena, including but not limited to an "Investment Banking and Advisory Services Agreement" dated May 7, 1998 (the "Services Agreement," a copy of which is annexed as Exhibit 1) and, for their mutual benefit, the Parties desire to settle all outstanding issues and commitments on the terms set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, in settlement of any and all existing and potential claims involving Colmena against each other and each other's officers, directors, agents and affiliates, and as an accord and satisfaction of all their rights, liabilities and obligations through the effective date of this Agreement, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

First:    Settlement Terms

A. Subject to the effectiveness of a sufficient increase in capitalization by Colmena's shareholders, Colmena hereby agrees to issue to Strategica 1,030,495 shares of Colmena's common stock, $0.01 per share par value, which represents an amount equal to 4.9% of the common stock outstanding immediately after such issuance, based on the 20,000,000 Colmena shares outstanding as of the date of this Agreement (the "Settlement Shares"), in full settlement and discharge of any and all obligations of Colmena, its officers, directors, stockholders, employees, agents and affiliates to Strategica..

B. Colmena further represents and warrants that there are no other outstanding classes of Colmena capital stock as of the date of this Agreement.

C.        1.   The  Settlement  Shares  shall  have  antidilutive   rights  tied
               proportionately only to that certain Class A warrant (or any successor instrument thereto) issued by Colmena to its strategic consultant, The Yankee Companies, Inc., a Florida corporation
               (the "Yankees Warrant" and "Yankees," respectively), a copy of which has been filed with the Securities and Exchange Commission
               (the "Commission") upon complete exercise of the Yankees Warrant.

          2. The Parties acknowledge that the Yankees Warrant authorizes Yankees to acquire up to 75% of Colmena's authorized and reserved common stock, in consideration for services by Yankees and a current aggregate exercise price of $80,000, and that the Settlement Shares issued to Strategica will be reduced below 4.9% of Colmena's outstanding Common Stock only to the extent that the shares of Colmena common stock underlying the Yankees Warrant are reduced below 75%, and in direct proportion thereto, subject to the provisions in Section 1.C.3 immediately below.

          3. Upon (a) full exercise of the Yankees Warrant, and (b) payment of the liabilities set forth in Exhibit 2 (which liabilities may be settled through the issuance of Colmena common stock and which the parties acknowledge may result in dilution to Yankees, Strategica, and all other shareholders), Colmena represents and warrants that the Settlement Shares will be equal to not less than 2.5% of Colmena's then-outstanding common stock, provided, however, that all other then-existing shareholders are also diluted proportionately. The parties agree that upon full exercise of the Yankees Warrant and payment of the liabilities set forth in Exhibit 2 as provided herein, the Settlement Shares' antidilutive rights shall terminate.

          4. The Parties further agree that the antidilutive provisions set forth above shall not apply in the event Yankees advances any additional funds to Colmena beyond those amounts required for exercise of the Yankees Warrant, or in the event any other person or entity advances funds to Colmena. In consideration for any such additional amounts advanced to Colmena, Yankees, or another person or entity advancing funds, may become entitled to acquire additional shares of Colmena common stock beyond those provided in the Yankees Warrant. The acquisition of any such additional shares by Yankees, or another person or entity advancing such funds, will not entitle Strategica to a proportionate number of additional shares, provided that all other then-existing Colmena shareholders are diluted proportionately.

D. The Settlement Shares, to be issued in consideration for cancellation of any and all prior agreements between the Parties and their affiliates relating to Colmena, including but not limited to the Services Agreement, will be deemed fully paid as of the effective date of this Agreement, and will be issued in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(6) thereof, and the exemption from registration under the Florida Securities and Investor Protection Act, as amended (the "Florida Blue Sky Act"), provided by Section 517.061(11) thereof.

E. Colmena hereby covenants and agrees that in the event its legal counsel reasonably determines that, after the requisite holding period under Commission Rule 144 applicable to the Settlement Shares has been met, Strategica cannot sell the Settlement Shares in reliance on Commission Rule 144 due to the inadequacy of information concerning Colmena publicly available, then Colmena will include the Settlement Shares in the next registration or notification statement filed by Colmena with the Commission pursuant to the Securities Act, and in any related Blue Sky filings, provided that Strategica cooperates in the preparation thereof with respect to any matters that involve Strategica, without charge to Colmena, on a timely basis.

F. In addition to the provisions of section E immediately above, if, during any period when the Settlement Shares are not eligible for public sale pursuant to Commission Rule 144, Colmena proposes to register any of its securities under the Securities Act, it shall give written notice to Strategica by registered mail, at least 30 days prior to the filing of each registration statement. If Strategica notifies Colmena within 20 days after receipt of any such notice of its desire to include any securities received pursuant to this Agreement in such proposed registration statement, Colmena shall afford Strategica the opportunity to have such securities registered under such registration statement. Colmena will pay all costs, fees and expenses (excluding any legal fees for Strategica's counsel, underwriting or selling commissions or overcharges of any broker-dealer acting on behalf of Strategica) in connection with all registration statements filed pursuant to this section.

G.        Strategica hereby acknowledges and agrees as follows:

          1. Pursuant to Colmena's standard instructions to its transfer agent with respect to transactions in securities that have not been registered with the Commission under Section 5 of the Securities
               Act:

               a. The certificates for all of the Settlement Shares shall bear legends restricting their transfer, sale, conveyance or hypothecation unless such stock is either registered under the provisions of Section 5 of the Securities Act and the Florida Blue Sky Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Colmena, is provided by the proposed transferor to the effect that such registration is not required as a result of applicable exemptions therefrom; and

               b. Colmena's will instruct its transfer agent not to transfer any of the Settlement Shares unless Colmena's legal counsel advises Colmena that such transfer is in compliance with all applicable laws.

          2. Strategica is acquiring the Settlement Shares for its own account, for investment purposes only, and not with a view to further sale or distribution; and

         3. Strategica or its advisors have examined Colmena's Exchange Act filings posted on the Commission's EDGAR system and are fully familiar with Colmena and its operations as a result of Strategica's prior association therewith, and have also ques tioned Colmena's officers and directors as to all matters involving Colmena as Strategica deemed appropriate.

H. Colmena and Strategica acknowledge that the only parties to the May 7, 1998 Services Agreement were Colmena, Strategica, and Strategica Financial Corporation n/k/a Thornhill Group, Inc. ("Thornhill"). The Parties further acknowledge that Thornhill has released any and all claims it has or may have relating to Colmena (see letter attached hereto as Exhibit 3). Strategica represents and warrants that it has not assigned to any other person any rights it may have under the Services Agreement or any other business agreement with Colmena, including but not limited to Strategica Group, Strategica Capital Corporation, Strategica Advisors, LLC, and Strategica Management, LLC.


Second    Termination of Agreements & Mutual Releases

A. In full payment and cancellation of any and all obligations involving Colmena owed by any Party or its affiliates to any other Party or its affiliates, and for the general release of any and all such claims that the Parties may be able to assert against each other, from the beginning of time until the effective date of this Agreement, other than the obligations established by this Agreement, as well as in consideration for the extinguishment of any and all agreements among the Parties involving Colmena, including but not limited to the Services Agreement:

          1. Colmena hereby agrees to issue the Settlement Shares to Strategica as set forth above, within ten (10) business days after a sufficient increase in Colmena's capitalization becomes effective. Colmena further agrees that it will not object to or otherwise challenge any legal opinion that the holding period under Commission Rule 144 shall have commenced as of the effective date of this Agreement, even though the certificates representing the Settlement Shares shall not have been issued as of the date this Agreement was executed by Colmena and Strategica.

          2. Each of the Parties hereby terminates any and all agreements involving Colmena with the other Party and its affiliates and hereby relinquishes all rights, whether accrued or inchoate, under any such agreement, other than those rights created by this Agreement.

B. In consideration for the exchange of representations, warranties, acknowledgments and covenants reflected above and excepting only the obligations created by this Agreement, each of the Parties hereby releases, discharges and forgives the other Party, and each of the other Party's subsidiaries, affiliates, members, officers, directors, partners, agents and employees, from any and all liabilities, claims and causes of action relating to Colmena, whether current or inchoate, from the beginning of time until the effective date of this Agreement.

Third:    Miscellaneous

3.1      Amendment.


     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2      Notice.


     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, or by hand-delivery by a recognized national courier (e.g., Fed-X or UPS) addressed as follows:

To Colmena:

        Crystal Corporate Center, 2500 North Military Trail, Suite 225-D,
            Boca Raton, Florida 33431;
                Attention: Edward C. Dmytryk, President; and to

        The Yankee Companies, Inc., Crystal Corporate Center, 2500 North
              Military Trail, Suite 225, Boca Raton, Florida 33431;
                  Attention: Leonard Miles Tucker, President;

To Strategica:

             701 Brickell Avenue, Suite 2500; Miami, Florida 33131;
                    Attention: Jack D. Burstein, President;

or such other address or to such other person as any Party shall designate to the others in writing for such purpose.

3.3      Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6       Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall be held in Broward County, Florida.

3.7       Indemnification.

A. Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any breach of this Agreement.

B. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party all costs incurred including reasonable attorney's fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8       Dispute Resolution.

A. In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorney's fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

B. In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into this Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

          1. a. First, the issue shall be submitted to mediation before Mediation, Inc. in Broward County, Florida, with the mediator to be selected by lot from four alternatives to be proposed, two by Colmena and two by Strategica.

             b. The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

          2. In the event that mediation does not lead to a resolution of the dispute, then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot from four alternatives to be proposed, two by Colmena and two by Strategica;

          3. a. Expenses of mediation shall be borne by the initiating Party, if successful.

             b. Expenses of mediation, if unsuccessful, and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

             c.     If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

3.9       Benefit of Agreement.


     The terms and provisions of this Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

     Nothing  in this  Agreement  shall  be  construed  or  shall  constitute  a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship; rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

A.

          This Agreement may be executed in any number of counterparts.

B.        All   executed    counterparts    shall   constitute   one   Agreement
          notwithstanding that all signatories are not signatories to the original or the same counterpart.

C. Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Commission.

3.15      Construction.

A. Each of the Parties acknowledges that it has had the opportunity to obtain independent legal advice prior to executing this Agreement.

D. This Agreement shall not be construed more stringently against, or in favor of, any Party based on authorship.


     In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the last date set forth below.

                                            Colmena Corp.
(CORPORATE SEAL)

Signed in our Presence:
                                          By: /s/ Edward C. Dmytryk /s/
/s/ Sally Ann Stroberg /s/                        Edward C. Dmytryk, President
-------------------------


                                       Attest: /s/ Vanessa H. Lindsey /s/
/s/ Pearl Audit /s/                                Vanessa H. Lindsey, Secretary
-------------------------


Dated:   December 31, 2001

                                              Strategica Services Corporation
signature unreadable                                  and its affiliates:
-------------------------

signature unreadable
_________________________                   By:/s/ Jack D. Burstein /s/
                                                   Jack D. Burstein, President


                                          Attest:  signature unreadable
                                                   Secretary

or otherwise authorized attestation agent

Dated:   December 17, 2001


     BY SIGNING BELOW, THE UNDERSIGNED HEREBY CONSENT TO THIS SETTLEMENT AGREEMENT.

                                                     Strategica Group
                                              Strategica Capital Corporation
                                                  and affiliates


                                             By: /s/ Jack D. Burstein /s/
                                                     Jack D. Burstein, President


                                             Attest: signature unreadable
                                                     Secretary

or otherwise authorized attestation agent

Dated: December  17, 2001

                                   Exhibit 1

                         STRATEGICA SERVICES CORPORATION
                       1221 Bricknell Avenue, Suite 2500
                              Miami, Florida 33131


Lawrence S. Isaacson                                 Main Line: (305) 536-1414
Managing Director                                    Facsimile: (305) 536-1486
Direct Lines (305) 536-1410

May 7, 1998

Mr. Richard C. Peplin, Jr., Chairman and President
Colmena Corp.
25100 Detroit Road Westlake,
Ohio 44145                                              PERSONAL & CONFIDENTIAL


        Re: Invest Banking and Advisory Services Agreement Colmena Corp., a public company trading on the Bulletin Board as "CLME" (separately and collectively with any affiliate, subsidiary and related entity, now owned and to be acquired, controlled and/or merged, "Colmena" or the "Company")


Dear Richard:

This investment banking and advisory services agreement ("Agreement") is between Colmena and Strategica Services Corporation ("Services") and Strategica Financial Corporation ("Financial"), pursuant to which the Company has retained Services and Financial to render certain financial advisory and other services to the Company, on the terms and conditions set forth below. As you know, Strategica has introduced the Company to several acquisition/merger candidates including Global-Net, Inc. ("Global") and North American Communications Control, Inc., ("NACC"). If Colmena proceeds with a Transaction (as defined below) involving Global, or NACC (and any other Offering or Transaction arranged or introduced by Strategica as hereafter described), Strategica shall be a compensated as set forth herein. Further, you agree that Strategica will endeavor to arrange for a funding facility, based upon a business plan to be presented to and approved by Strategica, to carry out the business plan in whole or in part. Any such finding facility shall be subject to, among other things, raising a minimum of $2,000,000 of new funds as equity for the Company under agreed upon terms and the negotiation and execution of definitive agreement for the acquisitions and the funding due execution and delivery of final documentation for the funding facility, and compliance with all conditions and covenants of the ultimate funding sources. 1.


1.   Retention.

     A. The Company hereby retains Services or, a Services' option, Financial, to act as the Company's financial advisor and, subject to the terms hereof, Services agrees to serve in such capacity from the date of execution of this Agreement through April 30, 2003 (the "Expiration Date"). The parties acknowledge that Services may also cause some of its duties to be performed under the name Strategica Group or another affiliate and all rights and benefits under this Agreement in favor of Services shall likewise be available to Strategica Group. Services and Financial, as applicable shall have a right of first refusal concerning arranging or introducing any debt or equity funding for the Company and providing any future investment banking or financial advisory or related services for the Company. Services shall have the exclusive right concerning arranging or introducing Transactions (as hereafter defined) for the Company and the Company and the Company shall refer all such inquiries to Services.

     B. In particular, after Services has been provided with certain information, which it reasonably requests, Services will, consistent with custom in the Investment banking industry, endeavor to (1) provide advice to the Company as to, and assist the Company with contract negotiations, business strategies, and if applicable, required regulatory filings, (2) provide the Company as to, and assist the Company with, options available to the Company, (3) advise the company with respect to the terms and timing of potential public offerings and private placements of equity or debt securities, (4) assist the Company in preparing the required offering documents, (5) assist the Company in identifying one or more potential equity and/or debt investors and discuss with such potential investors the possibility of their making investments in the Company, (6) provide advice to the Company with respect to potential marketing strategies, mergers, other acquisitions reorganizations, recapitalizations or sales of assets, and (7) provide advice in the structure of all business strategies and agreements and quarterback the negotiations and strategies.

     C. The Company shall be responsible for all fees and costs, including reasonable attorneys and other professional fees and expenses, and for all travel, meals, lodging, long distance telephone, courier, postage, printing, and other expenses incurred by Services and/or Financial and by any professionals from time to time in connection with any of the aforementioned activities and the Company agrees to pay such fees and expenses and to reimburse Services and/or Financial, as applicable within 10 days of written request or invoice thereof, regardless of whether the services are fully or satisfactorily performed. Services and Financial agrees that no single expense item from time to time sought to be reimbursed shall exceed $2,500 without the prior written approval of the Company, which approval of the Company, which approval shall not be unreasonably withheld. Fees and costs of legal counsel and other professionals which shall not be limited, however, rates and duties shall be pre-approved.

2.   Compensation

     A. In consideration of the execution of this Agreement, and subject to the terms and conditions hereof, the Company agrees to pay all of the following fees:

         (i) The Company has previously paid Strategica a non-refundable fee of $25,000 for its due diligence review with the March 26, 1998 letter agreement. To date the Company has not delivered all requested documentation required for Strategica to complete its diligence. The Company agrees to forthwith deliver all remaining documentation required by Strategica Be retained as investment advisor to the Company pursuant to this Agreement and assist the Company with the proposed acquisitions of Global and NACC (and any other Offering or Transaction arranged or introduced by Strategica as hereafter described), and advise the Company accordingly on its corporate financing needs and structure.

         (ii) To Services, a monthly fee of $5,000 payable on May 1, 1998 and payable on the first day of each month and continuing thereafter for 60 days.

         (iii) To Financial, 5% of the gross proceeds committed to the Company in respect of equity sold or issued after the date of this Agreement and prior to the Expiration Date and 3% of the gross proceeds committed to the Company in respect of deft issued after the date of this Agreement and prior to the Expiration Date, which are directly or indirectly arranged or introduced by Financial or Services or an affiliate (each such event being an "Offering"), payable as provided in Section 2d, upon the closing of such Offering.

         (iv) To Services, 5% of the gross purchase price (including, without limitation, the gross amount of any promissory obligations, cash and other proceeds) received in a sale of the Company or a Company subsidiary or affiliate, a line of business, business segment or operation or material assets, or any merger or acquisition of the Company (or a Company subsidiary or affiliate) with or into any other company or person and any acquisition, reorganization or recapitalization of the Company (or a Company subsidiary or affiliate) (iv) To Services, 5% of the gross purchase price (including, without limitation, the gross amount of any promissory obligations, cash and other proceeds) received in a sale of the Company or a Company subsidiary or affiliate, a line of business, business segment or operation or material assets, or any merger or acquisition of the Company (or a Company subsidiary or affiliate) with or into any other company or person and any acquisition, reorganization or recapitalization of the Company (or a Company subsidiary or affiliate) or a sale of assets involving any line of business or business segment or operation or material asset of the Company (or a Company subsidiary or subsidiary or affiliate) and a debt restructuring fee if 15% of all debt restructured, converted to equity, extended, etc., in each such case prior to the Expiration Date (each of the aforementioned such events being a "Transaction") in addition to any fees pursuant to Section 2a payable, except as provided in Section 2d, upon the closing of such Transaction. If any merger or acquisition Transaction would be deemed to require Services to register as a broker-dealer within the meaning of the Securities Exchange Act of 1934, such transaction will be handled by Financial who will be responsible for all aspects of such transaction and be entitled to the compensation with respect thereto.

     B. In addition to the compensation to be paid to Services and Financial as provided in Section 2a, the Company shall reimburse Services and Financial, within 10 days after a written request or invoice therefor, for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of Services and Financial counsel, if any) from time to time incurred in connection with this Agreement regardless of the success of any negotiations or of any other events affecting the Company and regardless of whether any such matters are consummated or received or consummated satisfactorily. Services agrees that no single expenses shall exceed $2,500 without prior written approval of the Company, which approval shall not be unreasonably withheld. Fees and costs of counsel and other professionals which shall not be limited, however rates and duties shall be pre-approved.

     C. Notwithstanding the foregoing, if prior to the Expiration Date, Services or Financial resigns either (i) as a result of a material disagreement on strategy and/or terms, or (ii) because any information provided to it or potential investors by the Company was materially inaccurate, misstatements or omissions. Services or Financial shall be entitled, in addition to other rights and remedies, to receive and/or retain all of the amounts which would have become due and payable during the term of this Agreement, as if Services or Financial, as the case may be, had not resigned and all amounts due and payable up to and including the date of such resignation, including any compensation paid to such date under Section 2a and all amounts due pursuant to
          Section 2 hereof for expenses, including reasonable fees and disbursements of its counsel incurred up to and including the effective date of such resignation and through resolution of any dispute. If prior to the Expiration Date, Services or Financial resigns because any information provided to it or potential investors by the Counsel was materially inaccurate or contained material misstatements or omissions, and the Company thereafter proceeds with an Offering or Transaction within 3 years after such resignation, Services and Financial shall also be entitled to receive all of the compensation such party would have been entitled to received under
          Section 2a hereof as if such party had not resigned and as if such party had actually introduced or arranged the Offering or Transaction and all amounts due pursuant to Section 2 hereof for expenses, including reasonable fees and disbursements of its counsel incurred up to and including the effective date of such resignation and through resolution of any dispute.

     D. Notwithstanding anything herein to the contrary, the Company shall not be obligated hereunder or consummate any Offering or Transaction, but if the Company shall accept the terms of a proposed Offering or Transaction directly or indirectly introduced or arranged by Services or Financial, and such Offering or Transaction shall fail to close due to the Company's breach of a condition to closing or because the Company withdraws from or changes the terms of any such proposed Offering or Transaction or for any other reason, Services and Financial shall be entitled. Upon such event, to receive the fees specified herein which such party would have received with respect to such Offering or Transaction as if such Offering or Transaction had closed.

     E. Notwithstanding anything herein to the contrary, if the Company shall accept the terms of a proposed Offering or Transaction within 3 years after the Expiration Date which was directly or indirectly introduced or arranged, or from a source directly or indirectly introduced or arranged, by Services or Financial prior to the Expiration Date, then Services and Financial shall be entitled, upon such event, to receive the fees specified herein which such party would have received with respect to such Offerings or Transaction as if such Offering or had closed.

     F. If Services or Financial performs services for the Company prior to the Expiration Date not specifically covered by this Agreement, such as providing a fairness option or due diligence investigation with respect to an acquisition target, such services will be the subject of separate letter agreements and subject to customary investment banking fees.

     G. With respect to any Offering or Transaction, the Company and Services or Financial, as may be applicable, shall enter into usual and customary documentation required to affect such Offering or Transaction, including any necessary underwriting or placement agreement.
3.    Equity

     A. Strategica shall receive warrants for 25% of the common stock of the Company, with the Exercise Prices being the lowest market price any shares of common stock are sold or issued or salable or insalable on or after March 26, 1998, capped at $6.00/share, with full anti-dilution and registration rights. The anti-dilution rights shall be waived for dilutive transactions exceeding $10.00/share. Strategica's warrants shall be earned and issued upon closing of a funding or acquisition transaction directly or indirectly introduced or arranged by Strategica. Strategica's equity shall be subject to increase if the Company does not achieve at least 80% of its mutually agreed upon projected business plan performance annually during the advisory term, based on the percentage variance off of EBIT.

     B. In the event of the issuance of any additional stock options or warrants to acquire additional stock of the Company (an "Anti-dilution Event"). The Company shall immediately issue or reserve the number of additional shares necessary, so that the aggregate shares owned by and issuable to Services equals the percentage of shares of outstanding capital stock of the Company following the occurrence of such Anti-dilution Event, equals the same percentage owned by and issuable to Services of shares of capital stock of the Company immediately prior to the occurrence of such Anti- dilution Event, taking into account any additional shares of capital stock required to be issued by the Company to Services pursuant to this Section 3 above or pursuant to earlier Anti-dilution Events.

     C. The Company shall execute and deliver a registration rights agreement in the form required by Services with respect to the underlying shares owned by Services.

4.   Indemnity.

     The Company hereby agrees to indemnify and hold harmless Services and Financial and their respective affiliates, directors, officers, employment, managing directors principals, shareholders, agents, controlling persons, attorneys, auditors and accountants (Services and Financial and each such person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several;, to which such Indemnified Party may become subject under any applicable law or suit related to or arising out of the matters described in this Agreement (including the performance of any services for the Company and undertaking any negotiations on behalf of the Company with third parties and for the consequences of any such negotiations, and the Company will reimburse each Indemnified Party for all fees and expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation or, preparation for, and defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and the prosecution and defense of any counter claims, cross claims and third party claims arising therefrom or related thereto. The Company shall defend the Indemnified Parties with counsel who shall be selected by Services and Financial and shall fund such retainers and payments as required by such counsel. The Company will not be liable under the foregoing indemnification provision in respect of any loss, claim, damage, or liability to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage or liability resulted primarily from the Indemnified Party's willful misconduct. The Company shall execute and deliver to Services and Financial and such other indemnified party such additional indemnification agreements, as any of the, shall require to supplement the aforementioned indemnification agreement.

5. Survival of Certain Provisions.

     Sections 2 through 17 of this Agreement (and any other provisions of this Agreement which, by their terms, are to remain operative) shall remain operative and in full force and effect regardless of (a) consummation of any Offering or Transaction involving the Company or (b) any termination of this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the Company, Services, Financial and, in the case of the Indemnity Agreement, the Indemnified Parties referred to in Section 4 hereof and their respective legal representatives, successors and assigns and heirs, and no other person or entity shall acquire or have any right under or by virtue of this Agreement. The Company represents that the provisions of this Agreement are the legal, valid, binding and enforceable against the Company according to its terms.

6.   Confidentiality.

     The parties agree that, except as required by law, any advice rendered pursuant to this Agreement may not be disclosed publicly by the Company without the prior written approval of Services and Financial, and further, that no such legally required disclosure will be made without prior consultation with Services and Financial. In addition, no public announcement or filing in which the name of either party appears may be made without prior written approval of the other party, except as may be required by law following consultation with the appropriate party. Notwithstanding the foregoing, the parties agree that Services or Financial, as may be applicable, may publish announcements of its endeavors on behalf the Company, including any successful restructuring, financing or similar events in conventional "tombstone" style or other form approved by Services or Financial.

7.   Board Seats.

     Services may, at its option, elect to designate a person to sit on the board(s) so long as it is a shareholder of the Company or the holder of warrants or options to acquire shares of the Company. Services may require the Company obtain acceptable director and officer insurance. If there is no acceptable director and officer insurance available, Services at its option, will be an advisor to the board. In any event, Services shall receive notice of all board, shareholders and committee meetings, have the right to receive all meeting materials and financial data, and have the right to attend and participate in all discussions. Unless expressly prohibited by applicable law, the Company agrees to take such actions consistent with this Section as directed by Services.

8.   Full  Disclosure.

     A. The Company will provide, or cause to be provided, to Services and Financial all financial and other information requested by Services or Financial for the purpose of rendering its services pursuant to this Agreement (all such information being the Company, all notices and correspondence and agreements involving any Contract Parties or which have or may have a material impact on the Company or its business. The Company recognizes and confirms that Services and Financial will use the Information in performing the services contemplated by this Agreement without having independently verified the Information and that Services and Financial do not assume any responsibility for the accuracy or completeness of the information. Services and Financial agree to use such information strictly in accordance with this Agreement.

     B. There is no fact known to the Company's senior management which materially affects or may (so far as the Company's senior management can now reasonably foresee) materially affect the business, properties, condition (financial or other) or operations (present or Prospective) of the Company which has not been set forth in written form delivered by the Company to Services or Financial. The Company agrees to keep Services and Financial promptly informed of any facts hereafter known to the Company which materially affects or may (so far as the Company's senior management can now reasonably foresee) materially affects the business, properties, condition (financial or other) or operations (present or prospective) of the Company.

     C. As used throughout this Agreement, the term Company refers to any entity falling within the definition of Company on the first page of this Agreement and, upon consummation of any Transaction, any entity hereafter entity hereafter merged or acquired including Global and NACC, as applicable.

9. Consideration.

     The parties acknowledge the receipt and adequacy of good, valuable and contemporaneous consideration for this Agreement. Further, the parties acknowledge that Services and Financial shall be performing investment banking and financial advisory services to the Company and are receiving compensation (fees and equity) in connection with this Agreement, regardless of whether Services or an affiliate is part of the ultimate lender and regardless whether all of the advisory services are performed or performed satisfactorily. The parties acknowledge that the compensation (fees and equity) payable to Services and Financial are not, and are not to be construed, as the payment of interest or the reserving, charging or taking of interest with respect to any financing now or hereafter committed or funded by any affiliate of Services or Financial or any other lender. Further, the Company acknowledges that the work of the warrants issued to Services in connection with this Agreement is wholly dependent on the success of the Company's business venture.

10.  Binding  Agreement.

     When signed by all parties, this Agreement constitutes the entire agreement of the parties and all prior written or oral agreements are merged into this letter. The persons signing below are duly authorized to do so on behalf of the Company and its officers, directors, employees, affiliates, subsidiaries, partners and shareholders, as applicable, and the provisions of the Agreement are binding upon such persons and entities. This Agreement may be executed in counterpart copies and the fact of execution transmitted via telecopy.

11.  Finders or Brokers.

     Each party acknowledges that there are no finders or brokers involved in introducing us to the Company other than Biltmore Securities, Inc., who introduced this matter to us, and the Company shall be solely responsible to pay any fee or commission, including any equity, in connection with this agreement and the transactions hereby contemplated and same shall not be an obligation of Services or Financial or any affiliate thereof.

12.
     Construction:

     Jurisdiction and Forum. This Agreement shall be governed by, and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of law, and the exclusive forum and venue for resolution of legal and interpretative issues shall be the state or Federal courts in Miami-Dade County, Florida. The parties hereby consent to personal jurisdiction in such forum and to personal service of process by mail.

13.  Shareholder Agreement.

     At Strategica's request, the parties shall enter into an appropriate shareholder, voting trust, or other similar agreement, as appropriate, with any major or non-ordinary course of business, sale of equity, acquisitions, mergers, rising any debt or equity funds, affiliated transactions, private placement, public offerings, spin-offs, etc.)

14.  Material Agreements.

     The parties agree that employment agreements satisfactory to Services must be in place with key management personnel prior to concluding any transaction, which must contain satisfactory performance levels, standards and compensation, both for continuance and renewal. The parties agree to cooperate with Services in connection with background, credit and other similar reviews on the Company and key management personnel, all of which must be satisfactory to Services.

15.  No  Conflict.

     You acknowledge and agree that Services or Financial or an affiliate may be involved with or participate in an Offering or Transaction, including as a part of the ultimate finding source in an Offering or as part of the targeted entity in any acquisition or merger or other Transaction and Services or Financial or such affiliates may be separately compensated.

16.
     First  Refusal.

     Although the services of Services and Financial shall be rendered on a non-exclusive basis, nevertheless, the Company agrees to refer all third party funding proposals to Services or Financial or its designee. The Company agrees that Services and Financial shall have a right of first refusal to arrange or provide any funding contemplated for the Company from a non-Strategica affiliated entity and Services or Financial or its designee shall have a reasonable time within which to find alternative funding under substantially similar terms.

17.  No Jury Trial.

     The parties hereby waive any right to a jury trial in connection with any dispute arising out of this Agreement. Please confirm that the foregoing is in accordance with your understanding by signing and remitting to us duplicates of this Agreement within two (2) business days from the date of this letter.

                               Very truly yours,

                        STRATEGICA SERVICES CORPORATION

                          By: /s/ Lawrence S. Isaacson
                            Title: Managing Director


                        STRATEGICA FINANCIAL CORPORATION
                          By: /s/ Lawrence S. Isaacson
                           Title: President & C.E.O.


ACCEPTED:  (on behalf of the  Company as defined  above)
By: /s/ Richard C. Peplin,  Jr.,  President
SEAL  5-7-98  Duly  authorized,  on behalf of the Company
as described above

                                   Exhibit 2



Liabilities *                                                   $       400,757
Accrued expenses                                                        331,000
Guaranteed loan                                                         199,201
                                                                ---------------
Total Current Liabilities                                       $       930,958
                                                                ---------------


Plus any other liabilities which may be filed in Colmena Corp.'s public filings with the Securities and Exchange Commission as of the date of this agreement.

* Liabilities from the Balance Sheet dated September 30, 2001, as filed in Colmena Corp.'s 10-KSB for the year ended September 30, 2001.

                                   Exhibit 3


                              Thornhill Group, Inc.
                    1900 corporate Boulevard, Suite 305 West
                            Boca Raton, Florida 33431


                                December 13, 2001


Colmena Corp.
Crystal Corporate Center
2500 North Military Trail
Suite 225-D
Boca Raton, Florida 33431

Gentlemen:

By this letter, Thornhill Group, Inc., formerly known as Strategica Financial corporation, acknowledges to Colmena Corp. that:

1. Strategica Services Corporation ("Services") joined by Strategica Financial Corporation, entered into an Investment Banking and Advisory Services Agreement dated May 7, 1998 (the "Investment Banking Agreement") with Colmena Corp.

2. We understand that Services is settling its relationship, and any relationship of Strategica Financial Corporation, with Colmena Corp. and terminating all outstanding agreements with Colmena, including specifically the Investment Banking Agreement.

3. As part of the settlement agreement with Colmena, Services will receive shares of common stock in Colmena representing 4.9% of the Colmena shares on a diluted basis after issuance of the shares to Services (the "Colmena Shares").

4. All shares of Strategica Financial Corporation were transferred to Laurence Isaacson and thereafter Strategica Financial Corporation was renamed to and is now know as Thornhill Group, Inc. As part of this transfer, termination of that agreement, all of which remained with Strategical Services Corporation.

5.   Thornhill  has no claim  against  or  interest  in the  Investment  Banking
     Agreement or in any other rights or benefits under the Investment Banking Agreement, or in any of the Colmena Shares issued to Services resulting from the settlement agreement between Services and Colmena, all of which belong to Services.


                                   Sincerely

                              Thornhill Group, Inc.

                      /s/ Laurence S. Isaacson, President